AUTHORIZATION LETTER



March 14, 2005

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC   20549

                               ATTN: FILING DESK



Gentlemen:

By means of this letter, I authorize Melanie Chladek, Reid W. Dennis, Norman A. Fogelsong, Mary Jane Elmore, Stephen J. Harrick and Dennis B. Phelps, or any of them individually, to sign on my behalf all schedules and forms required under Sections 13(d), 13(g) and 16(a) of the Securities Exchange Act of 1934, as amended. Any of these individuals is accordingly authorized to sign any Schedule 13D, Schedule 13G, Form 3, Form 4, Form 5 or amendment thereto that I am required to file with the same effect as if I had signed them myself.

This authorization shall remain in effect until revoked in writing by me.

Yours sincerely,



/s/ Todd C. Chaffee
--------------------------------
Todd C. Chaffee






AUTHORIZATION LETTER



March 14, 2005

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC   20549

                               ATTN: FILING DESK



Gentlemen:

By means of this letter, I authorize Melanie Chladek, Todd C. Chaffee, Reid W. Dennis, Norman A. Fogelsong, Mary Jane Elmore and Stephen J. Harrick, or any of them individually, to sign on my behalf all schedules and forms required under Sections 13(d), 13(g) and 16(a) of the Securities Exchange Act of 1934, as amended. Any of these individuals is accordingly authorized to sign any Schedule 13D, Schedule 13G, Form 3, Form 4, Form 5 or amendment thereto that I am required to file with the same effect as if I had signed them myself.

This authorization shall remain in effect until revoked in writing by me.

Yours sincerely,



/s/ Dennis B. Phelps
--------------------------------
Dennis B. Phelps






AUTHORIZATION LETTER



March 14, 2005

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC   20549

                               ATTN: FILING DESK



Gentlemen:

By means of this letter, I authorize Melanie Chladek, Todd C. Chaffee, Reid W. Dennis, Mary Jane Elmore, Stephen J. Harrick and Dennis B. Phelps, or any of them individually, to sign on my behalf all schedules and forms required under Sections 13(d), 13(g) and 16(a) of the Securities Exchange Act of 1934, as amended. Any of these individuals is accordingly authorized to sign any Schedule 13D, Schedule 13G, Form 3, Form 4, Form 5 or amendment thereto that I am required to file with the same effect as if I had signed them myself.

This authorization shall remain in effect until revoked in writing by me.

Yours sincerely,



/s/ Norman A. Fogelsong
--------------------------------
Norman A. Fogelsong






AUTHORIZATION LETTER



March 14, 2005

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC   20549

                               ATTN: FILING DESK



Gentlemen:

By means of this letter, I authorize Melanie Chladek, Todd C. Chaffee, Norman A. Fogelsong, Mary Jane Elmore, Stephen J. Harrick and Dennis B. Phelps, or any of them individually, to sign on my behalf all schedules and forms required under Sections 13(d), 13(g) and 16(a) of the Securities Exchange Act of 1934, as amended. Any of these individuals is accordingly authorized to sign any Schedule 13D, Schedule 13G, Form 3, Form 4, Form 5 or amendment thereto that I am required to file with the same effect as if I had signed them myself.

This authorization shall remain in effect until revoked in writing by me.

Yours sincerely,



/s/ Reid W. Dennis
--------------------------------
Reid W. Dennis






AUTHORIZATION LETTER



March 14, 2005

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC   20549

                               ATTN: FILING DESK



Gentlemen:

By means of this letter, I authorize Melanie Chladek, Todd C. Chaffee, Reid W. Dennis, Norman A. Fogelsong, Mary Jane Elmore and Dennis B. Phelps, or any of them individually, to sign on my behalf all schedules and forms required under Sections 13(d), 13(g) and 16(a) of the Securities Exchange Act of 1934, as amended. Any of these individuals is accordingly authorized to sign any Schedule 13D, Schedule 13G, Form 3, Form 4, Form 5 or amendment thereto that I am required to file with the same effect as if I had signed them myself.

This authorization shall remain in effect until revoked in writing by me.

Yours sincerely,


/s/ Stephen J. Harrick
--------------------------------
Stephen J. Harrick






AUTHORIZATION LETTER



March 14, 2005

SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC   20549

                               ATTN: FILING DESK



Gentlemen:

By means of this letter, I authorize Melanie Chladek, Todd C. Chaffee, Reid W. Dennis, Norman A. Fogelsong, Stephen J. Harrick and Dennis B. Phelps, or any of them individually, to sign on my behalf all schedules and forms required under Sections 13(d), 13(g) and 16(a) of the Securities Exchange Act of 1934, as amended. Any of these individuals is accordingly authorized to sign any Schedule 13D, Schedule 13G, Form 3, Form 4, Form 5 or amendment thereto that I am required to file with the same effect as if I had signed them myself.

This authorization shall remain in effect until revoked in writing by me.

Yours sincerely,



/s/ Mary Jane Elmore
--------------------------------
Mary Jane Elmore